STATEMENT OF ADDITIONAL INFORMATION

THE FLIPPIN, BRUCE & PORTER FUNDS

FBP Equity & Dividend Plus Fund – Ticker Symbol: FBPEX
FBP Appreciation & Income Opportunities Fund – Ticker Symbol: FBPBX

August 1, 2012
(Revised April 26, 2013

Series of
WILLIAMSBURG INVESTMENT TRUST
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
Telephone 1-866-738-1127

TABLE OF CONTENTS

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	2
DESCRIPTION OF BOND RATINGS	10
INVESTMENT LIMITATIONS	13
TRUSTEES AND OFFICERS	14
INVESTMENT ADVISER	23
ADMINISTRATOR	24
DISTRIBUTOR	25
OTHER SERVICE PROVIDERS	26
PORTFOLIO SECURITIES AND BROKERAGE	26
SPECIAL SHAREHOLDER SERVICES	27
PURCHASE OF SHARES	28
REDEMPTION OF SHARES	29
NET ASSET VALUE DETERMINATION	30
FUND EXPENSES	30
ADDITIONAL TAX INFORMATION	31
GENERAL INFORMATION ABOUT THE TRUST	33
CALCULATION OF PERFORMANCE DATA	36
FINANCIAL STATEMENTS AND REPORTS	39
APPENDIX A	40

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of the Flippin, Bruce & Porter Funds dated August 1, 2012.  This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.  The Prospectus may be obtained from the Funds, for no charge, at the address and phone number shown above.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The FBP Equity & Dividend Plus Fund (the “Dividend Fund”), formerly the FBP Value Fund and the FBP Appreciation & Income Opportunities Fund (the “Opportunities Fund”), formerly the FBP Balanced Fund are two separate investment portfolios of Williamsburg Investment Trust (the “Trust”).  All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus.  Supplemental information about these strategies is set forth below.  Certain capitalized terms used herein are defined in the Prospectus.

Options Transactions.  The Funds will only write and purchase options that are issued by the Options Clearing Corporation and listed on a national securities exchange.  Transactions in options affect the Funds’ portfolio turnover rate and the brokerage commissions paid.  Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions.  Options transactions by the Funds are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Therefore the number of options the Funds may write or purchase may be affected by options written or held by other entities, including other clients of Flippin, Bruce & Porter, Inc. (the "Adviser").  An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

Writing Covered Call Options.  When the Adviser believes that individual portfolio securities held by the Funds are approaching the top of the Adviser’s growth and price expectations, covered call options (“calls”) may be written (sold) against such securities.  When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price (“strike price”) by a future date (“exercise price”).  To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a “closing purchase transaction.”  A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written.  A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well.  If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received.  The Funds write options only for income generation and hedging purposes and not for speculation.  If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security.  If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is executed.

Purchasing Put and Call Options. The Funds may also purchase put and call options on securities.  If a put or call option purchased by a Fund is not sold when it has value remaining, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

The Funds may purchase put options on stock indices.  By purchasing a put option on a stock index, a Fund could hedge the risk of a general market decline.  The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by a Fund.  However, option premiums tend to decrease over time as the expiration date nears.  Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss in the put option if prices do not decline, or do not decline sufficiently, to offset the deterioration in the value of the option premium.

Risks of Options Generally.  The purchase and sale of options involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing a Fund’s portfolio of investments.  While utilization of options may be advantageous to a Fund, if the Adviser is not successful in employing such instruments in managing the Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments.  It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options used.  It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options markets.  In addition, a Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce its investment performance.  The Funds’ current policy is to limit options transactions to those described above.

Risks of Options on Stock Indices.  As discussed above, the purchase and sale of options on stock indices is subject to risks applicable to options transactions generally.  In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.  Index prices may be distorted if trading of certain stocks included in the index is interrupted.  Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted.  If this occurs, a Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes.  However, it is the Funds’ policy to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

The purchaser of an index option may also be subject to a timing risk.  If an option is exercised by a Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change.  If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Funds will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.  Although the Funds may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.  Alternatively, when the index level is close to the exercise price, a Fund may sell rather than exercise the option.  Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid.  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop in all index option contracts.  The Funds will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

Commodity Exchange Act Regulation.  The Funds have claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation under the CEA.  A Fund claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the Fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation.  On an annual basis, a Fund is required to reaffirm its eligibility to continue to claim the exclusion.  If a Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC.  A Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.  However, until the applicable SEC regulations and CFTC regulations relating to investment companies are harmonized, the nature and extent to which CFTC regulations may affect a Fund is uncertain.

Foreign Securities.  The Funds may invest in foreign securities directly or indirectly through U.S. exchanges, in the over-the-counter market, purchases of ETFs and similar investment vehicles that are listed on a foreign securities exchange, or through the purchase of American Depositary Receipts (“ADRs”).  ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  The Funds may invest in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most investors. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.  Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income.  Currency exchange rates and regulations may cause fluctuation in the value of foreign securities.  Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers.  Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments.  There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws.  Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.  The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Warrants and Rights.  Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time.  Prices of warrants do not necessarily move in concert with the prices of the underlying securities.  Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. Government Securities. The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein.  U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Funds’ shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages.  Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency.  Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields.  To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

In August 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises.  Continued concerns over the extent of the government’s debt and fiscal burdens have prompted Standard & Poor’s to warn of future downgrades. A downgrade of the ratings of U.S. Government securities could result in higher interest rates, disrupt the bond market and generally have a negative impact on the U.S. economy.

Repurchase Agreements.  The Funds may acquire U.S. Government Securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Government Security), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer).  The Fund must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.”  The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase.  The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the securities are less than the resale price provided in the repurchase agreement. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly.  Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement.  Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the Investment Company Act of 1940 (the “1940 Act”).  The return on such “collateral” may be more or less than that from the repurchase agreement.  The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon.  All Repurchase Securities will be held by the Funds’ custodian either directly or through a securities depository.  Each Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Collateralized Mortgage Obligations and Other Mortgage-Related Securities.  The Opportunities Fund may invest in collateralized mortgage obligations (“CMOs”) which are generally backed by mortgage pass-through securities or whole mortgage loans.  CMOs are usually structured into classes of varying maturities and principal payment priorities.  The prepayment sensitivity of each class may or may not resemble that of the CMOs’ collateral depending on the maturity and structure of that class.  CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually.  Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral.  The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Opportunities Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund.  Current offerings include “principal only” (PO) and “interest only” (IO) Stripped Mortgage Backed Securities (“SMBS”).  POs and IOs are created when a mortgage pass-through certificate is separated into two securities – one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments.  As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs’ yield.  The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans.  Therefore, if prepayments on the notional principal on the IO rise, the IO’s price will fall.  As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk.  Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity.  In general, changes in interest rate levels will have the greatest effect on prepayments.  Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government-related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein.  As new types of mortgage securities are developed and offered, the Adviser may, consistent with the Fund’s investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities.  The Opportunities Fund may invest in asset-backed securities backed by various loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans.  Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans.  Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders.  In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class.  Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders.  If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities.  The Opportunities Fund may invest in other asset-backed securities that may be developed in the future.

Zero Coupon and Original Issue Discount (“OID”) Bonds.  The Opportunities Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons.  These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond.  The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of “Strips” through the Federal Reserve Bank.  Strips have been created from, among others, U.S. Treasury and Financing Corporation securities.  A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts that issue zero coupon receipts such as U.S. Treasury Receipts (“TRs”) or Treasury Investment Growth Receipts (“TIGRs”).  Zero coupon and original issue discount bonds generate income under generally accepted accounting principles, but do not generate cash flow, resulting in the possibility that the Fund may be required to sell portfolio securities to make distributions as required under Subchapter M of the Internal Revenue Code.

Variable and Floating Rate Securities.  The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index.  Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate.  Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Shares of Other Investment Companies.  Each Fund may invest in shares of other investment  companies  which are generally authorized to invest in securities eligible for purchase by such Fund.  Such other investment companies may include Standard & Poor’s Depositary Receipts (“SPDRs”), shares of the DIAMONDS Trust (“DIAMONDs”) and other exchange-traded funds (collectively, “ETFs”) that invest in certain sectors. SPDRs are exchange-traded securities that represent ownership of the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust.  DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average.  Unlike traditional mutual funds, SPDRs and DIAMONDs are traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based upon their market price.  This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that the net asset value will decrease.  Each Fund does not presently intend to invest more than 25% of its net assets in securities of ETFs.

Shares of other ETFs and exchange-traded notes (“ETNs”) may also be purchased by the Funds.  An ETF is an investment company registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.  Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission (the “SEC”) Order, in which case they will not be subject to any such investment limitation.  Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.

To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies.  These costs include management, brokerage, shareholder servicing and other operational expenses.  Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

Limitations on Investing in Other Investment Companies.  Generally, under the 1940 Act, an investment company may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of such fund’s total assets would be invested in investment companies.  Under certain conditions, an investment company may invest in registered and unregistered money market funds in excess of these limitations.  The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits.  The Funds may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders.  In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Funds may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as the Fund (and all of their affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC.  If a Fund seeks to redeem shares of an ETF or investment company purchased in reliance on Section 12(d)(1)(F), the ETF is not obligated to redeem an amount exceeding 1% of the ETF’s outstanding shares during a period of less than 30 days.

Description of Money Market Instruments.  Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds.  Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”).  Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Funds acquire a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due.  The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank.  CDs acquired by the Funds would generally be in amounts of $100,000 or more.  Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof.  The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Forward Commitment and When-Issued Securities.  The Opportunities Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Opportunities Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate.  In such a case, the Fund could incur a short-term gain or loss.

Lower Rated Fixed Income Securities.  The Opportunities Fund may invest in fixed income securities which are rated lower than A by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group or Fitch Ratings Ltd.  Issues rated lower than A are speculative in certain respects (see “Description of Bond Ratings”).  The Opportunities Fund limits its investment in issues rated less than Baa by Moody’s or BBB by Standard & Poor’s or Fitch to 5% of the Fund’s net assets and the Fund will not invest in issues rated lower than B by any of the NRSROs.  The Adviser carefully evaluates such lower rated issues prior to purchase to ascertain that the issuer’s financial condition is, in the Adviser’s judgment, improving.

Borrowing.   Each Fund may borrow up to one-third of its total assets, including the amount of such borrowing, for extraordinary or emergency purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings.  To the extent the Funds borrow for these purposes, the effects of market price fluctuations on net asset value will be exaggerated.  If, while such borrowing is in effect, the value of a Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so.  The Funds would incur interest and other transaction costs in connection with such borrowing.

Portfolio Turnover.  Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate.  By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund.  Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year.  The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below.  A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis, and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed.  A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Description of Moody’s Investors Service, Inc.’s Bond Ratings:

Aaa:             Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:               Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:                 Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:             Obligations Baa are subject to moderate credit risk.  They are considered medium grade and as such may possess certain speculative characteristics.

Ba:              Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:                Obligations rated B are considered speculative and are subject to high credit risk.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Standard & Poor’s Ratings Definitions:

AAA:           An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:             An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:                An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:           An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:  Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Fitch Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale.  In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment.  This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes a historical average recovery of between 30% - 50% on the senior, unsecured obligations of an issuer.  As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating.

AAA:  Highest credit quality.
‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:Very high credit quality.
‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A:  High credit quality.
‘A’ ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:  Good credit quality.
‘BBB’ ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB:  Speculative.
‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:  Highly speculative.
‘B’ ratings indicate that material credit risk is present.

The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added the “AAA obligation rating category.

Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Funds will more than compensate for any additional risk.  During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced.  Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role.  Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds.  These limitations may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund.  For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, each Fund may not:

(1)	Engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

(2)
Issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3)
Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Funds.  This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;

(4)
Invest more than 25% of its total assets in a particular industry or group of industries.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies;

(5)
Purchase or sell real estate directly.  This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate.   This limitation does not preclude a Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(6)
Act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(7)
Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.  However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees.  The Trustees, in turn, elect the officers of the Trust.  The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust.  Each Trustee who is an “interested person” of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Various Companies	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
*John P. Ackerly, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Senior Vice President of Davenport & Company LLC, Richmond Virginia	11
*John T. Bruce 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1953	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia	11
Independent Trustees:
Robert S. Harris, Ph. D. 100 Darden Boulevard Charlottesville, Virginia 22903 Year of Birth: 1949	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; consultant to corporations and government agencies	11

J. Finley Lee, Jr., Ph.D. 448 Pond Apple Drive North Naples, Florida 34119 Year of Birth: 1939	Since September 1988	Trustee	Retired Julian Price Professor Emeritus, University of North Carolina	11
Richard L. Morrill, Ph.D. G19 Boatwright Library Richmond, Virginia 23173 Year of Birth: 1939	Since March 1993	Trustee	President of the Teagle Foundation; (charitable foundation); Chancellor of the University of Richmond; Director of Tredegar Corporation (plastics manufacturer) and a director of Albemarle Corporation (polymers and chemicals manufacturer)until May 2012	11
Harris V. Morrissette 100 Jacintoport Boulevard Saraland, Alabama 36571 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc and Dixie Lily Foods; Director of International Shipholding Corporation (cargo transportation); Director of BancTrust Financial Group, Inc. (bank holding company); Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012	11
Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Director of Leavell Investment Management, Inc., Mobile, Alabama
Tina H. Bloom 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1968	Since August 2006	Chief Compliance Officer and Secretary	Director of Fund Administration of Ultimus Fund Solutions, LLC (the Trust’s administrator);Vice President of Ultimus Fund Distributors, LLC (the Trust’s principal underwriter)
Austin Brockenbrough, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1937	Since September 1988	Vice President of The Jamestown Funds	President and Managing Director of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia; Director of Wilkinson O’Grady & Co., Inc. (global asset manager): Trustee of the Trust from 1988 until 2012.
Charles M. Caravati, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia
I. Lee Chapman, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1971	Since November 2010	Vice President of The Davenport Funds	President and Chief Operating Officer of Davenport & Company LLC, Richmond Virginia
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since November 2000	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
John M. Flippin 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1942	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
John H. Hanna, IV 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1955	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
Timothy S. Healey 800 Shades Creek Parkway, Suite 585 Birmingham, Alabama 35209 Year of Birth: 1953	Since January 1995	Vice President of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund	Executive Vice President and Chief Investment Officer of Leavell Investment Management, Inc., Mobile, Alabama
Mary S. Hope 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1963	Since August 2008	Vice President of The Government Street Funds	Vice President and Portfolio Manager of Leavell Investment Management, Inc., Mobile, Alabama

Joseph A. Jennings, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219 Year of Birth: 1962	Since June 2005	President of The Jamestown Tax Exempt Virginia Fund	Portfolio Manager of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia
Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	President and Chief Executive Officer of Leavell Investment Management, Inc., Mobile, Alabama
David J. Marshall 800 Main Street Lynchburg Virginia 24504 Year of Birth: 1956	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
Denise C. Peters One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1956	Since February 2007	Compliance Officer of The Davenport Funds	First Vice President and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC, Richmond,Virginia
R. Gregory Porter, III 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1941	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
Page T. Reece 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1957	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Director of Operations of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia
Teresa L. Sanderson 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1963	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since November 2000	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
George L. Smith, III One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of The Davenport Funds	Senior Vice President of Davenport & Company LLC, Richmond Virginia
Connie R. Taylor 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1950	Since March 1993	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Account Administrator of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia
Lawrence B. Whitlock, Jr. 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1948	Since February 2002	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia

*	John P. Ackerly, IV and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee.  Information is provided as of December 31, 2011.

Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
John P. Ackerly, IV	Opportunities Fund: None Dividend Fund: None	$50,001 – $100,000
John T. Bruce	Opportunities Fund: Over $100,000 Dividend Fund: Over $100,000	Over $100,000
Independent Trustees:
Robert S. Harris	Opportunities Fund: None Dividend Fund: $1 – $10,000	$10,001 – $50,000
J. Finley Lee, Jr.	Opportunities Fund: None Dividend Fund: None	$50,001 – $100,000
Richard L. Morrill	Opportunities Fund: None Dividend Fund: $50,001 – $100,000	Over $100,000
Harris V. Morrissette	Opportunities Fund: $10,001 – $50,000 Dividend Fund: $10,001 – $50,000	Over $100,000

As of July 10, 2012, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 10.76% of the outstanding shares of the Dividend Fund and 19.98% of the outstanding shares of the Opportunities Fund.

Trustee Compensation.  No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer (“CCO”) regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings.  The fees are split equally among all of the funds in the Trust.  The following table provides compensation amounts paid during the fiscal year ended March 31, 2012 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Charles M. Caravati, Jr.*	$ 2,544	None	None	$14,000
Robert S. Harris	3,910	None	None	21,500
J. Finley Lee, Jr.	3,636	None	None	20,000
Richard L. Morrill	3,910	None	None	21,500
Harris V. Morrissette	3,636	None	None	20,000
Samuel B. Witt, III**	1,000	None	None	5,500

*  Retired from the Board as of June 30, 2012
**Retired from the Board as of June 30, 2011

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of six Trustees, four of whom are “non-interested” Trustees, as such term is defined in the 1940 Act (“Independent Trustees”).  The Board is responsible for the oversight of eleven series, or funds, of the Trust.  In addition to the Funds, the Trust consists of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama; and

The Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund, which are managed by Davenport & Company LLC of Richmond, Virginia.  The Board has engaged these investment advisers to oversee the management of the funds on a day-to-day basis.  The Board is responsible for overseeing the investment advisers and the Trust’s other service providers in the operations of the funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Board has established three standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Dr. Robert S. Harris.  As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers.   The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities taken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given the specific characteristics of the Trust.  These characteristics include having a structure consisting of four distinct fund complexes, each having its own investment adviser and compliance officer at the fund complex level.  The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees.   The Board has established an Audit Committee, a Governance, Nomination and Compensation Committee and a Qualified Legal Compliance Committee.  The Board of Trustees has determined that its committees help ensure that the funds have effective and independent governance and oversight.  The members of each Committee are the four Independent Trustees:  Robert S. Harris, J. Finley Lee, Jr., Richard L. Morrill and Harris V. Morrissette.  Dr. Richard L. Morrill serves as the Chairman of the Audit Committee and J. Finley Lee, Jr. serves as Chairman of the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee. The Chairmanship of each Committee is rotated periodically. Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he serves as Chairman.  Each Committee Chairman facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

●
Audit Committee.   The Audit Committee (i) oversees  the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers.  The Audit Committee met three times during the fiscal year ended March 31, 2012.

●
Governance, Nomination and Compensation Committee.  The Governance, Nomination and Compensation Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the CCO and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; and (vi) evaluating the performance of the Board of Trustees. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee.  The Governance, Nomination and Compensation Committee met three times during the fiscal year ended March 31, 2012.

●
Qualified Legal Compliance Committee.   The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation.  The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2012 because no such reports were made during that period.

Qualifications of the Trustees.  The Governance, Nomination and Compensation Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust.  In addition, the Trustees are subject to periodic evaluation for their continued service on the Board.  On a staggered three-year basis, members of the Governance, Nomination and Compensation Committee review the qualifications of each Trustee, evaluate his contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board.  The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board.  The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the investment advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion.  In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

●
Mr. John Ackerly IV is Senior Vice President of Davenport & Company, the investment adviser to the Davenport Funds.  Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank.  Mr. Ackerly is a member of the Executive Committee for Davenport & Company and also serves on the Board of Directors.  He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts.  Mr. Ackerly earned an undergraduate degree from the University of Virginia and earned an M.B.A degree from Virginia Commonwealth University.  He is a Chartered Financial Analyst and has over 25 year of experience in the investment management profession.  He has served as a Trustee since 2012.  The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his professional investment and business experience and his academic background.

●
Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds.  From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc.  Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has 35 years of experience in the investment management profession.  He has served as a Trustee since 1988.  The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

●
Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean.  Dr. Harris teaches courses in financial management and policies and valuation in financial markets.  His research has focused on corporate finance, financial market analysis and mergers and acquisitions.  He has been widely published in leading academic and practitioner journals and has authored financial textbooks.  Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies.  He previously served as Chief Learning Officer and Vice President of United Technologies Corporation.  Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University.  He has served as a Trustee of the Trust since 2007.  The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.

●
Dr. J. Finley Lee, Jr., Ph.D. has been a financial consultant for many years and was previously the Julian Price Professor at the Kenan-Flagler Business School at The University of North Carolina at Chapel Hill.  Dr. Lee earned an undergraduate degree from Davidson College and an M.A. degree from the University of Florida, and earned his Ph.D. as a Huebner Fellow at the Wharton School of the University of Pennsylvania.  He has served as a Trustee of the Trust since 1988.  The Board has concluded that Dr. Lee is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background, and his business experience.

●
Dr. Richard L. Morrill, Ph.D. serves as President of the Teagle Foundation (charitable foundation) and as Chancellor at the University of Richmond.  He was president of the University of Richmond from 1988 to 1998 and previously was president of Salem College and Centre College.  Dr. Morrill has written four books on issues of values, ethics and decision-making in higher education and has published many articles and made numerous presentations on strategic planning and leadership for colleges and universities. He has served as a board member and audit committee member of Central Fidelity Banks, Inc. and as Treasurer of The Association of American Colleges and Universities.  Dr. Morrill currently is President of the board of the Richmond Symphony Foundation and a board member of the Library of Virginia Foundation.  He is a director of the Tredegar Corporation (manufacturing firm) and was a director of the Albemarle Corporation (manufacturer of specialty chemicals) until May 2012.  Dr. Morrill received his B.A. degree in History from Brown University, his B.D. in Religious Thought from Yale University in 1964, and his Ph.D. in Religion from Duke University Graduate School of Arts and Sciences.  He has served as a Trustee of the Trust since 1993.  The Board has concluded that Dr. Morrill is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and expertise in the subjects of ethics and strategic planning, and his service and leadership roles on other boards.

●
Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses.  He serves as a director of International Shipholding Corporation (cargo transportation) and BancTrust Financial Group, Inc. (a bank holding company), and as a board member of White-Spunner Construction, Inc. He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008 and chairman of Azalea Aviation, Inc. (airplance fueling) until 2012.  He is a board member of a number of not-for-profit organizations, among them the Business Council of Alabama and the Economic Development Partnership of Alabama.  Mr. Morrissette holds a B.S. degree from The

University of Alabama.  He has served as a Trustee of the Trust since 1993.  The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.

Risk Oversight.  An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the various committees.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board of Trustees requires management of the investment advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings.  The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters.  On at least an annual basis, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.  The Trust’s CCO is supported by four compliance officers, each of whom serve at the fund complex level, and periodically attend Board meetings.  The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities.  In addition, in its annual review of the funds’ advisory agreements, the Board reviews information provided by the advisers relating to their operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

INVESTMENT ADVISER

Flippin, Bruce & Porter, Inc. (the “Adviser”) supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus.  Each Fund’s Advisory Agreement is effective until April 1, 2013 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided such continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser.  The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to each Fund, based upon each Fund’s average daily net assets, is at the following annual rates: on the first $250 million, 0.70%; on the next $250 million, 0.65%; and on assets over $500 million, 0.50%.  For the fiscal years ended March 31, 2012, 2011 and 2010, the Dividend Fund paid the Adviser advisory fees of $112,758 (which was net of voluntary fee waivers of $51,976), $154,008 (which was net of voluntary fee waivers of $33,264) and $151,563 (which was net of voluntary fee waivers of $32,170), respectively.  For the fiscal years ended March 31, 2012, 2011 and 2010, the Opportunities Fund paid the Adviser advisory fees of $264,392 (which was net of voluntary fee waivers of $23,242), $298,877 (which was net of voluntary fee waivers of $12,868) and $279,197 (which was net of voluntary fee waivers of $14,920), respectively.

By reason of his position as an officer and stockholder, John T. Bruce controls the Adviser and may directly or indirectly receive benefits from the advisory fees paid to the Adviser.  In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds.  The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders.  The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions.  The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services.  The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations.  The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

Portfolio Manager

Other Accounts Managed (as of March 31, 2012)

John T. Bruce, the Funds’ Portfolio Manager, is also responsible for the day-to-day management of other accounts, as indicated in the following table.  None of these accounts has an advisory fee based on the performance of the account.

Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
John T. Bruce	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	40	$170,501,280	0	$ 0

Potential Conflicts of Interest

The investment strategy of the Funds and other accounts managed by the Portfolio Manager are generally the same.  The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser.  These policies are designed to ensure equitable treatment of all accounts.  In addition, procedures are in place to monitor personal trading by the Portfolio Manager to ensure that the interests of the Adviser’s clients come first.

Compensation

The Portfolio Manager’s compensation from the Adviser includes base salary, a bonus based on the profitability of the Adviser, and participation in the Adviser’s profit sharing plan, 401(k) plan and health plan.  The Adviser does not pay performance or asset-based compensation to the Portfolio Manager.

Ownership of Fund Shares

The following table indicates the dollar value of shares of the Funds beneficially owned by the Portfolio Manager as of March 31, 2012.

Name of Portfolio Manager	Dollar Value of Fund Shares Beneficially Owned
John T. Bruce	Dividend Fund – Over$1,000,000 Opportunities Fund – Over $1,000,000

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services.  The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million, subject to a minimum monthly fee of $4,000, plus a shareholder recordkeeping fee at the rate of $10 per shareholder account in excess of 1,000 accounts.  In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.  For the fiscal years ended March 31, 2012, 2011 and 2010, the Dividend Fund paid administration fees to the Administrator of $50,500, $48,000 and $48,000, respectively, and the Opportunities Fund paid administration fees to the Administrator of $60,141, $61,933 and $58,821, respectively.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO.  For these services, the Funds pay the Administrator an annual base fee of $16,800 plus an asset-based fee equal to 0.01% per annum on aggregate average net assets in excess of $100 million. In addition, the Funds reimburse the Administrator for any out-of-pocket expenses incurred for these services.  For the fiscal years ended March 31, 2012, 2011 and 2010, the Dividend Fund paid compliance service fees to the Administrator of $8,400, $8,755 and $8,400, respectively, and the Opportunities Fund paid compliance service fees to the Administrator of $8,400, $8,755 and $8,400, respectively.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares.  The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.  The Distributor is an affiliate of the Administrator and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, independent registered public accounting firm, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds’ assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202.  The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions.  The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds’ portfolio transactions.

The Funds’ fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets on a “net” basis, which may include a dealer markup. The Funds’ common stock portfolio transactions will normally be exchange traded and effected through broker-dealers who charge brokerage commissions.  Options will also normally be exchange traded involving the payment of commissions.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2012, 2011 and 2010, the total brokerage commissions paid by the Dividend Fund were $46,652, $30,742 and $28,111 respectively.  During the fiscal years ended March 31, 2012, 2011 and 2010, the total brokerage commissions paid by the Opportunities Fund were $23,282, $35,683 and $27,487, respectively.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services.  The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services.  Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have.  Conversely, the Funds may benefit from such transactions effected for the benefit of other clients.  In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution.  Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.  During the fiscal year ended March 31, 2012, the amount of brokerage transactions and related commissions directed to brokers because of research services provided was $21,549,392 and $45,393, respectively, for the Dividend Fund and $9,504,414 and $19,408, respectively, for the Opportunities Fund.

As of March 31, 2012, the Dividend Fund and the Opportunities Fund held common stock issued by the parent companies of J.P. Morgan Securities Inc. (the market value of which was $1,241,460 and $1,379,400, respectively) and Merrill Lynch (the market value of which was $191,400 and $660,330, respectively).  As of March 31, 2012, the Dividend Fund held common stock and the Opportunities Fund held preferred stock issued by the parent company of BB&T Investment Services, Inc. (the market value of which was $313,900 and $572,220, respectively). J.P. Morgan Securities Inc., BB&T Investment Services, Inc. and Merrill Lynch are three of the Trust’s “regular broker-dealers” as defined in the 1940 Act.

Codes of Ethics.  The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds.  The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the transaction.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan.  Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan.  A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month on the 15th and/or last business day of the month).   Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Funds.

Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction or bank wire.  Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Signature Guarantees” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Funds.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment.  In addition systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes.  The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1127, or by writing to:

Flippin, Bruce & Porter Funds
Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration.  To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following:  (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Funds.

PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received in proper form.  An order received prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day.  An order to purchase shares is not binding on the Funds until it has been confirmed in writing (unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted.  If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate.  The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind.  The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds.  The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “How Net Asset Value is Determined” in the Prospectus.

Employees and Affiliates of the Funds.  The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders.  However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future.  Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions.  All charges will be deducted from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemptions in Kind.  The Funds may redeem their securities by payment in kind when circumstances exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so.  In such case, the Adviser, under the supervision of the Board of Trustees and in accordance with the Trust’s procedures, may authorize payment to be made in portfolio securities or other property of the Funds.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.   An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.  Shareholders receiving portfolio securities in a redemption in kind may incur brokerage costs when these securities are sold.  It is the Adviser’s intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof.  This practice will apply to all redemptions in kind affected upon a particular day; however the Adviser may determine to discontinue this practice at any time without notice to shareholders.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows.  The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each “Business Day.”  A Business Day means any day, Monday through Friday, except for the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas.  Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding.  Net asset value includes interest on fixed income securities, which is accrued daily.

FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees.  Fund expenses include, among others, the fees and expenses, if any, of the Independent Trustees, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds’ shareholder servicing operations, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations.  The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party.  The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation.  All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

ADDITIONAL TAX INFORMATION

Taxation of the Funds.  Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) so that it does not pay federal taxes on income and capital gains distributed to shareholders.  Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income.  In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net investment income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains.  A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years.  While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.  If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income.  The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Based on the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test, which would require corrective action but no tax.  In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses arising in taxable years beginning on or before December 22, 2010 may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  Capital losses arising in taxable years after December 22, 2010 may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders and their character is retained as short-term or long-term losses.  In addition, capital losses arising in taxable years after December 22, 2010 must be utilized prior to any losses arising on or before December 22, 2010.  As of March 31, 2012, the Dividend Fund had capital loss carryforwards of $2,027,865 of which $179,432 expires March 31, 2017 and $1,848,433 expires March 31, 2018.  As of March 31, 2012, the Opportunities Fund had capital loss carryforwards of $147,097, which expire March 31, 2018.   In addition, the Dividend Fund and the Opportunities Fund had net realized losses of $11,150 and $248,070, respectively, during the period November 1, 2011 through March 31, 2012 (“post-October”) which are treated for federal income tax purposes as arising during each Fund’s tax year ending March 31, 2013.  These capital loss carryforwards and post-October losses may be utilized in future years to offset net realized capital gain, if any, prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Funds’ Dividends and Distributions.  Dividends paid by the Funds derived from net investment income or net short-term capital gains are generally taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares.  However, dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates.  Such dividends are scheduled to be taxed at ordinary income rates starting in 2013. Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements.  Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long you have held your Fund shares.  For information on “backup” withholding, see “Purchase of Shares” above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund.  Each Fund will send shareholders information each year on the tax status of dividends and disbursements.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

For taxable years beginning after December 31, 2011, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes.  When short-term gains are distributed to shareholders, they are taxed as ordinary income.

Sale or Redemption of Fund Shares.   A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event.  For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load, diversified series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988.  Effective December 30, 2011, the name of the Dividend Fund was changed from “FBP Value Fund” and the name of the Opportunities Fund was changed from “FBP Balanced Fund.”  The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.  The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued.  The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights.  Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  The Trustees will hold office indefinitely, except that:  (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian.  Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees.  Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the

Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.).  Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information.  In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.  The Trust does not expect to hold annual meetings of shareholders.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities.    On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon.  Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust.  The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

Stock certificates will not be issued for your shares.  Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Proxy Voting Policies and Procedures.   The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1127, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.  The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to portfolio securities.  Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s Principal Executive Officer(s),

Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

●
Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

●
Each of the Funds’ ten largest holdings as of the end of the most recent calendar quarter is included as part of a Quarterly Update which is posted at www.fbpfunds.com.  The Quarterly Update is typically posted to the website within 30 days of the end of each calendar quarter.  The website is open to the general public.

●
Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds.  Currently, the Funds are providing portfolio information to five different rating or ranking organizations.  These organizations offer various services to investors.  Each disclosure arrangement has been approved by the CCO of the Trust.  The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds.  Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Funds or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided quarterly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par
Provided quarterly, with a 30-day lag.  No formal conditions or restrictions.  Lipper indicates that it will not trade based on the Funds’ portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, shares/par, market value
Provided quarterly, with a 30-day lag. No formal conditions or restrictions.  Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None
Standard & Poors, Inc.	CUSIP, description, shares/par, market value, coupon, maturity date, % of net assets
Provided quarterly, with a 30-day lag.  No formal conditions or restrictions.  S&P indicates that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities, and S&P employees must certify annually that they have followed this code of business conduct.
None
Thomson Reuters	CUSIP, shares/par, market value, cost basis
Provided quarterly, with a 30-day lag. No formal conditions or restrictions.  Thomson Reuters indicates that it requires all employees to sign confidentiality agreements acknowledging that all information received during their employment must be used for legitimate business purposes only.
None

The CCO has concluded that providing portfolio information to these rating or ranking organizations does not pose a significant risk to the Funds or their shareholders.

●
These policies relating to disclosure of the Funds’ Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds’ administrator, distributor, custodian, legal counsel, accountants, pricing service, financial printer, typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

●
The CCO may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person.  The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

●
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

●
The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval.  At least annually, the CCO shall provide the Board of Trustees with a report as to the compliance with these policies.

Principal Holders of Fund Shares.   As of July 10, 2012,  the Flippin, Bruce & Porter, Inc. Profit Sharing Plan & Trust and the Flippin, Bruce & Porter, Inc. Employee Stock Ownership and Savings Plan, P.O. Box 6138, Lynchburg, Virginia 24505, collectively owned of record 5.49% of the outstanding shares of the Dividend Fund and 16.38% of the outstanding shares of the Opportunities Fund.  As of July 10, 2012, MG Trust Company, FBO Lynchburg Pulmonary Associates, Inc., 700 17th Street, Denver, Colorado 80202, owned of record and beneficially 5.91% of the outstanding shares of the Opportunities Fund.

CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information.  The average annual total returns of each Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the period of a Fund’s operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions).  In particular, the average annual total returns of a Fund

(“T”) are computed by using the redeemable value at the end of a specified period of time (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The Funds’ past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund’s average annual total returns for periods ended March 31, 2012:

	One Year	Five Years	Ten Years
Dividend Fund*	-6.49%	-4.44%	1.15%
Opportunities Fund	-1.13%	- 0.35%	3.06%

*   The performance results were achieved using a pure value investing strategy that differs from the dividend income strategy currently being used to manage the Dividend Fund.  Performance results using the dividend income strategy may vary from the performance results of the value investing strategy.

In addition, each Fund may advertise other total return performance data (“Nonstandardized Return”).  Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions.  Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield.  A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]

Where:
a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security.  Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).  The yields of the Dividend Fund and the Opportunities Fund for the 30 days ended March 31, 2012 were 1.83% and 1.57%, respectively.

The Funds’ performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets.  Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals.  Performance comparisons may be useful to investors who wish to compare the Funds’ past performance to that of other mutual funds and investment products.  Of course, past performance is not a guarantee of future results.

●
Lipper ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

●	Morningstar, Inc. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Funds’ Prospectus to obtain a more complete view of the Funds’ performance before investing.  Of course, when comparing the Funds’ performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Group and Moody’s Investors Service, Inc.).  The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends.  The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited each year by an independent registered public accounting firm.  Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account.  A copy of the Annual and Semiannual Report will accompany this Statement of Additional Information whenever the Statement of Additional Information is requested by a shareholder or prospective investor.  The financial statements of the Funds as of March 31, 2012, together with the report of Ernst & Young LLP thereon, are incorporated herein by reference to the Annual Report of the Funds.

APPENDIX A

WILLIAMSBURG INVESTMENT TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.           Purpose.  The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust.  These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2.           Definitions

  (a)           Proxy.  A proxy permits a shareholder to vote without being present at annual or special meetings.  A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.  Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

  (b)           Proxy Manager.  Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3.           Policy for Voting Proxies.

  (a)           Fiduciary Considerations.  Proxies are voted solely in the interests of the shareholders of the Trust.  Any conflict of interest must be resolved in the way that will most benefit the shareholders.

  (b)           Management Recommendations.  Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock.  However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4.           Conflicts of Interest.   The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds.  Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager.  The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

5.           Routine Proposals.  Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6.           Non-routine Proposals.

  (a)           Guidelines on Anti-takeover Issues.  Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.”  During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast.  This may (but is not required to) be the case for staggered board and fair price amendments.  Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

  (b)           Guidelines on Social and Political Issues.  Social and political issues should be reviewed on a case by case basis.  Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7.           Proxy Manager Approval.  Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8.           Proxy Voting Procedures.  Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision.  A reasonable effort should be made to obtain proxy material and to vote in a timely fashion.  Records should be maintained regarding the voting of proxies under these Policies and Procedures.

9.           Report to the Board.  On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

10.          Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust.  To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds.  However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004

Statement of Policies and Procedures
Relating to Proxy Voting

A proxy permits a shareholder to vote without being present at annual or special shareholder meetings.  A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person.  Flippin, Bruce & Porter, Inc. (FBP) has been assigned the responsibility for voting proxies for most of the accounts under its management.  We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties.

PROCEDURES

Proxy voting procedures at FBP are designed to ensure that all proxies for which we are eligible to vote are voted in a timely manner and in accordance with our Proxy Voting Polices (incorporated herein).  The procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients.

Responsibility for proxy voting administration and oversight is assigned to the FBP Proxy Voting Committee, comprised of members from the FBP Investment Committee.  The Proxy Voting Committee is responsible for:

Developing, updating and implementing the policies and procedures.
Overseeing the proxy voting process.
Monitoring legislative and corporate governance developments and coordinating any communication related to proxy issues.
Meeting regularly as necessary to fulfill its responsibilities.
Annual review of all proxy policies.

 All proxy materials received at FBP are recorded upon receipt and holdings are cross-checked to ensure that all proxies are received and voted before the deadline. The proxy material is delivered to the member of the FBP Investment Committee designated to vote the proxy on a company-by-company basis.  That person bears the responsibility of voting each proxy in a timely fashion in accordance with proxy voting guidelines.  In any case where the adopted guidelines are not clear or in a case where, based upon the judgment of the voting person, a vote is cast in a fashion contrary to the guidelines, justification for the exception is documented in writing.   The votes are cast and any notation or comments are filed with the proxy materials and maintained at the offices of FBP.

Each proxy is checked against the Potential Conflict of Interest Checklist as it is received.  This is a list maintained by the Proxy Voting Committee of any public companies where a potential conflict exists at FBP.  Such conflict may arise due to a real or contemplated commercial relationship with that company, where an FBP client is a party to a shareholder proposal or where an FBP employee serves in a professional capacity (such as a director) for that company.  In an instance where a proxy is received from a company on that list, that proxy is immediately forwarded to the FBP Executive Committee for action.  If a true conflict of interest exists, FBP will consult an independent third party under a special contractual arrangement.  FBP will determine that the third party does not have a conflict of interest regarding the issuer in question.  FBP will vote the proxy in accordance with the recommendation of that third party consultant.

In an instance where an apparent conflict does exist and the shares represented are deemed immaterial, the proxy will be voted according to FBP materiality policy guidelines without consulting an independent third party. (See XII.  De Minimis Holdings) A holding will be considered to be de minimis if the total market value of the holding is less than $350,000 and is less than 0.01% of total equity market cap of outstanding shares for that company.  Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote.

All proxy vote records are maintained at FBP and are available for client review upon request.

PROXY VOTING POLICIES

Our policy is guided by our fiduciary responsibility of loyalty as well as a reasonable standard of care whereby investment actions are carried out for the sole benefit of the shareholder and are never compromised.  Each proxy vote represents a valuable right, essentially an asset, which is an important and integral part of investment management.  These proxy guidelines are adopted to ensure consistency of application.  Each vote, however, is ultimately decided on a case-by-case basis considering all other relevant facts and circumstances at the time of the vote.

I. General Philosophy - After an initial review, FBP will generally vote with management on routine matters related to the operation of the company that are not expected to have a material impact on the company and/or shareholders.  FBP will review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and/or operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance – FBP reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Such Other Business – Ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.”  FBP will typically vote against such proposals, as granting management the proxy to vote using its full discretion is imprudent.

II. Board of Directors - Separating the positions of Chairman and CEO - In order to maximize the board’s ability to oversee the actions of management by eliminating the potential conflict of interest, FBP will generally vote in favor of such proposals.

Independence- FBP will generally vote for the proposed slate of directors after a fully satisfactory review that ensures that the Nominating Committee is completely independent from management, that there is no material evidence of interlocking directorates and that the composition of the board is sufficiently independent of company management.

Limitations on Director Tenure and Retirement – FBP will generally favor proposals to limit the term of outside directors by institution of a mandatory retirement age in order to foster the introduction of new perspectives on the board.

D&O Indemnification - Increased indemnification and decreased liability for directors is important to ensure the continued availability of competent directors.   FBP will generally vote in favor of proposals that include: a) indemnifying directors for acts conducted in the normal course of business and b) providing expanded coverage in cases where a director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

Majority Voting – FBP will generally support proposals calling for the election of directors by a majority vote.

III. Auditors – Generally vote for proposed auditors provided the ratification has been approved by an appropriate audit committee that meets applicable composition and independence requirements.  Also considered will be the absolute magnitude and proportion, in relation to audit fees, of non-audit fees billed by the auditors.

IV. Proxy Contests – FBP will consider the following factors when voting for a director in a contested election: 1) long-term financial performance of the company; 2) management’s track record; 3) background and circumstances surrounding the proxy contest; 4) qualifications of both slates on nominees; 5) evaluation of what each side brings to shareholders and the likelihood of accomplishing those goals; and 6) stock ownership.
FBP will only approve reimbursement of reasonable proxy solicitation expenses for dissidents in those cases where they are successful.

V. Proxy Contest Defenses – FBP will support proposals requiring shareholder approval for changes to the size of the board within the context that a smaller board size generally promotes better governance.  FBP will approve proposals that permit shareholders to remove a director for cause and that allow shareholders to elect directors to fill board vacancies.

Cumulative Voting-FBP will generally oppose proposals to adopt or restore cumulative voting. Cumulative voting promotes single interest representation that may not be concerned with overall shareholder interests.

VI. Tender Offer Defenses – FBP will generally oppose proposals to classify boards.  Periodic as opposed to annual election of directors can be used to entrench management and guard against unwanted takeovers.

Poison Pills – FBP will generally oppose poison pills and will support proposals asking companies to put their poison pill provisions to a shareholder vote.

Fair Price Provisions – FBP will generally favor proposals for fair price provisions that prohibit an acquirer from employing a two-tiered pricing scheme by offering a higher price for a sufficient number of shares to gain control and a lower price for the balance of shares.

Greenmail – FBP will oppose any proposal or plan that allows a company to repurchase shares at above market prices to avoid a takeover proxy fight.

Unequal Voting Rights Plans- FBP will generally oppose plans to establish unequal voting rights plans designed to concentrate significant voting rights in the hands of management.

Supermajority Shareholder Requirements – FBP will generally oppose proposals to establish supermajority voting requirements.

White Squire Placements – FBP will generally oppose provisions permitting issuance of blank check preferred stock in the form of a white squire placement as a defense against takeovers and as a source of “patient capital.”

VII. Miscellaneous Governance Provisions - Confidential Voting – FBP will generally oppose proposals to establish confidential voting.

Bundled/Combination Proposals – FBP will assess the total benefits and detriments to shareholders of the combination proposal and take into consideration the extent to which issues included in the combination proposal should be subject to separate votes.  FBP will generally oppose proposals that result in the elimination of or restriction to the authority of shareholders to the benefit of management.

VIII. Capital Structure - Stock Authorizations- FBP will seek to distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purposes and those designed principally as an anti-takeover device. Consideration will be given to the need for the increase, the percentage increase with respect to the existing authorization, the voting rights of the stock and the overall capital structure.

Preferred Stock - Blank check preferred stock is that which is authorized for issuance at some uncertain time in the future and allows the board to establish voting, dividend, conversion and other rights at the time of issuance.  FBP generally opposes proposals to issue blank check preferred stock.

Preemptive Rights - FBP will generally oppose proposals to grant or restore preemptive rights to shareholders and will generally support proposals that eliminate such rights.

State of Incorporation - FBP will generally oppose proposals to change state of incorporation for the purpose of taking advantage of a state’s courts interpretations of laws governing unsolicited takeovers.  FBP will generally oppose proposals to establish an offshore presence for tax purposes.

IX. Executive and Director Compensation – Stock option plans and other executive and director compensation plans are designed to attract, retain and motivate talented executives and outside directors.  FBP will evaluate such plans by weighing the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth. FBP will generally vote in favor of proposals to allow shareholders an advisory vote on senior executive compensation practices on a frequency not to exceed three years.  Advisory votes provide shareholder feedback without constraining a board’s ability to set compensation policy.

Stock Option Plans – Consideration will be given to the financial reasonableness of the plan relative to the company’s market capitalization and the practices of peer companies. Any evaluation of new proposals will include consideration of all existing stock option plans and any authorized but not yet granted options.  The following may be considered (any one of which may be sufficient to result in opposition to the plan by FBP) when addressing proposed option plans: 1) whether the plan expressly permits re-pricing of underwater options, 2) whether the plan could potentially result in  an unacceptable level of earnings dilution after complete vesting, 3) whether the plan has an option exercise price below the market price on the day of the grant, 4) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause, and 5) whether the plan has certain imbedded features, such as a) participation by non-employees; b) exercise prices set at the discretion of the board; c) no limit on the number of shares available for issue under the plan; d) excessive concentration of options available only to a small percentage of top employees; e) authority granted to the board to amend the plan without prior shareholder approval to the extent permitted by law; and    f) reload options.

Director Compensation – Stock option plans for outside directors may be approved based upon whether shares are at the same risk as those of shareholders and how option programs for non-employee directors compare with the standards of employee programs.  FBP will generally oppose plans that result in outright grants of options or stock for outside directors (except when distributed in lieu of cash compensation).  FBP will also oppose plans where the total compensation appears excessive.

OBRA-Related Compensation Proposals – The Omnibus Budget Reconciliation Act (OBRA) requires a company to obtain shareholder approval of incentive compensation plans that would result in a deduction greater than $1 million in non-deferred executive compensation.  FBP will generally approve OBRA related proposals after evaluation of the provisions for reasonable performance-based goals and financial reasonableness.  Each will be evaluated on a case-by-case basis.

Golden and Tin Parachutes – Golden parachutes assure certain key officers of an acquired company a significant severance package if such officer is terminated or demoted pursuant to the takeover. Tin parachutes make similar assurances to all employees.  These proposals have anti-takeover implications because of the added expense to the acquisition.  FBP will oppose all Golden and Tin parachutes.

Executive Severance Compensation – FBP will generally oppose proposals where the total economic value of the severance package (salary plus bonus) exceeds 2.99 times the total compensation of that executive.

Loans to Officers – FBP will generally oppose proposals to grant loans to officers for the purpose of buying stock in the company.

401(k) Benefit Plans – FBP will generally support proposals to implement 401(k) Employee Benefit Plans.

Employee Savings Plans – FBP will generally favor such plans that permit purchases of shares at a discount to market value not to exceed 15% of the current market price.

Say-on-Pay Frequency - FBP will vote to allow shareholders an advisory vote on senior executive compensation practices on an annual basis.  Advisory votes provide shareholder feedback without constraining a board's ability to set compensation policy.

X. Mergers and Acquisitions – Each merger or acquisition proposal will be evaluated on a case-by-case basis, taking into consideration anticipated financial and operating benefits, the offer price, prospects of the combined entity, how the deal was negotiated and changes in corporate governance and their potential impact on shareholder rights.

XI. Social Issues – FBP will generally oppose shareholder resolutions on behalf of individuals or activist groups intent on furthering a social or political agenda.  Corporate managements are held responsible for all ramifications of their policies and activities as measured by the financial impact of those decisions on earnings and/ or corporate assets.  It is the intent of FBP that corporate management will appreciate that it is necessary to promote corporate responsibility and accountability on social issues because it is generally in the best long-term interests of shareholders.  Those responsible parties should be empowered by shareholders to conduct business and set corporate policy free from shareholder interference.

XII. De Minimis Holdings - From time to time FBP receives proxies representing very small security holdings that may be held for one or a few accounts.  FBP considers any security holding less than $350,000 and that is less than 0.01% of total equity market cap of outstanding shares for that company to be de minimis.  Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote.  In these cases the proxy will be voted along the guidelines recommended by the management of that company.

The policy does not apply to any model portfolio holding that results from a purchase decision by the Investment Committee.  This would include companies where FBP has made a small initial investment.  Those proxies will be voted as material, regardless of size, by a member of the Investment Committee.